Unit Activity	6 Months Ended
Jun. 30, 2016
Equity [Abstract]
Unit Activity

14) Unit Activity

The following table shows the movement in the number of common units, subordinated units and general partner units from December 31, 2014 until June 30, 2016.

(in units)	Common Units	Subordinated Units	General Partner Units
December 31, 2014	13,807,500	8,567,500	456,633
June 2015	5,000,000	—	102,041
Repurchase program	(180,906)	—	—
December 31, 2015	18,626,594	8,567,500	558,674
Subordinated units converted to common units	8,567,500	(8,567,500)	—
June 30, 2016	27,194,094	—	558,674

On August 12, 2015, the Board authorized a program for the Partnership to repurchase up to 666,667 of its common units. The board of directors of KNOT Offshore Partners GP LLC (the “General Partner”) concurrently authorized the General Partner to purchase up to 333,333 common units of the Partnership.

All purchases will be made pursuant to a single program and will be allocated approximately two-thirds to the Partnership and one-third to the General Partner. There is no obligation to purchase any specific number of common units and the program may be modified, suspended, extended or terminated at any time. Common units repurchased by the Partnership under the program have been cancelled.

As of December 31, 2015, the Partnership had purchased 180,906 and the General Partner had purchased 90,368 common units pursuant to the program at an average purchase price of $12.71 per unit. No additional common units have been purchased by the Partnership or the General Partner in 2016.

The subordination period for the 8,567,500 subordinated units ended on May 18, 2016. All of the subordinated units, which were owned by KNOT, converted to common units on a one-for-one basis.